UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number              811-21529

The Gabelli Global Utility & Income Trust
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

EXPLANATORY NOTE: This re-filing of form type N-CSR is being made to address an incorrect filing. Due to a Printer’s error, this N-CSR was, on March 9, 2015, inadvertently filed under CIK Number 0000921671 (Accession Number 0001193125-15-083414). The sole purpose of this filing is to re-file this N-CSR under the correct CIK Number (0001282957). Except as set forth above, the substance of this filing is identical to the original filing and does not amend, update or change any other items or disclosures found in the original N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Utility & Income Trust Annual Report — December 31, 2014	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) total return of The Gabelli Global Utility & Income Trust (the “Fund”) was 3.5%, compared with a total return of 29.0% for the Standard & Poor’s (“S&P”) 500 Utilities Index. The total return for the Fund’s publicly traded shares was 3.0%. The Fund’s NAV per share was $21.93, while the price of the publicly traded shares closed at $19.43 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Sincerely yours,

Bruce N. Alpert
President

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (05/28/04)
Gabelli Global Utility & Income Trust
NAV Total Return (b)	3.53%	9.12%	7.11%	8.00%
Investment Total Return (c)	2.98	7.31	7.09	6.81
S&P 500 Utilities Index	28.98	13.34	9.63	11.10
Lipper Utility Fund Average	17.25	13.48	9.84	11.27
S&P 500 Index	13.69	15.45	7.67	8.13

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for the rights offering and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE MKT, reinvestment of distributions, and adjustments for the rights offering. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of total investments as of December 31, 2014:

The Gabelli Global Utility & Income Trust

Integrated	26.4%
Telecommunications	13.0%
Cable and Satellite	10.6%
U.S. Government Obligations	7.3%
Food and Beverage	5.3%
Wireless Communications	4.9%
Financial Services	4.4%
Natural Gas Integrated	4.0%
Water	3.7%
Entertainment	2.6%
Natural Gas Utilities	2.3%
Services	2.2%
Electric Transmission and Distribution	2.0%
Electronics	1.6%
Aerospace	1.4%
Diversified Industrial	1.4%
Oil	1.1%
Automotive: Parts and Accessories	0.9%

Health Care	0.9%
Hotels and Gaming	0.7%
Business Services	0.6%
Alternative Energy	0.5%
Computer Software and Services	0.4%
Building and Construction	0.3%
Metals and Mining	0.3%
Independent Power Producers and Energy Traders	0.2%
Machinery	0.2%
Real Estate	0.2%
Specialty Chemicals	0.2%
Transportation	0.2%
Consumer Products	0.1%
Environmental Services	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Utility & Income Trust

Schedule of Investments — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS — 92.4%
	ENERGY AND UTILITIES — 43.9%
	Alternative Energy — 0.5%
	U.S. Companies
15,000	NextEra Energy Partners LP	$379,361	$506,250
6,500	Ormat Technologies Inc.	179,303	176,670

		558,664	682,920

	Electric Transmission and Distribution — 2.0%
	Non U.S. Companies
5,000	Algonquin Power & Utilities Corp.	25,948	41,488
1,000	Algonquin Power & Utilities Corp.(a)	4,824	8,297
10,000	Fortis Inc.	308,899	335,342
8,775	National Grid plc, ADR	401,681	620,042
5,000	Red Electrica Corporacion SA	227,553	442,940

	U.S. Companies
3,000	Consolidated Edison Inc.	143,440	198,030
38,000	Pepco Holdings Inc.	720,883	1,023,340
6,000	Twin Disc Inc.	134,614	119,160

		1,967,842	2,788,639

	Integrated — 26.4%
	Non U.S. Companies
150,000	A2A SpA	276,010	152,013
3,000	Areva SA†	57,303	33,089
12,000	BP plc, ADR	513,193	457,440
11,000	Chubu Electric Power Co. Inc.†	194,672	130,268
152,000	Datang International Power Generation Co. Ltd., Cl. H	59,610	81,737
1,400	E.ON SE	24,642	24,047
8,000	E.ON SE, ADR	176,626	135,960
9,760	EDP - Energias de Portugal SA, ADR	262,599	379,127
10,000	Electric Power Development Co. Ltd.	252,321	340,624
5,500	Emera Inc.	152,289	182,923
8,000	Endesa SA	198,521	160,211
74,000	Enel SpA	424,049	330,954
28,000	Enersis SA, ADR	166,650	448,840
1,000	Eni SpA	20,630	17,558
217,100	Hera SpA	426,556	510,956
12,000	Hokkaido Electric Power Co. Inc.†	169,523	96,477
18,000	Hokuriku Electric Power Co.	274,290	231,424
17,000	Huaneng Power International Inc., ADR	551,217	920,890
98,090	Iberdrola SA	510,180	664,331

			Market
Shares		Cost	Value

5,000	Iberdrola SA, ADR	$181,697	$134,525
34,000	Korea Electric Power Corp., ADR†	392,916	658,240
22,000	Kyushu Electric Power Co. Inc.†	324,116	222,241
10,000	Shikoku Electric Power Co. Inc.†	171,759	122,308
20,000	Talisman Energy Inc.	171,100	156,600
12,000	The Chugoku Electric Power Co. Inc.	188,947	158,290
18,000	The Kansai Electric Power Co. Inc.†	241,991	172,516
8,000	Tohoku Electric Power Co. Inc.	126,339	93,906
2,000	Verbund AG	40,857	37,016

	U.S. Companies
2,000	ALLETE Inc.	71,269	110,280
21,000	Ameren Corp.	816,820	968,730
30,000	American Electric Power Co. Inc.	943,467	1,821,600
5,000	Avista Corp.	145,830	176,750
5,500	Black Hills Corp.	150,289	291,720
15,500	Cleco Corp.	809,744	845,370
10,000	Dominion Resources Inc.	406,566	769,000
19,000	Duke Energy Corp.(b)	852,896	1,587,260
4,000	El Paso Electric Co.	77,953	160,240
35,000	Great Plains Energy Inc.	783,130	994,350
18,000	Hawaiian Electric Industries Inc.	443,658	602,640
40,000	Integrys Energy Group Inc.	2,132,498	3,114,000
17,000	MGE Energy Inc.	372,236	775,370
14,000	NextEra Energy Inc.	654,896	1,488,060
45,000	NiSource Inc.	908,189	1,908,900
44,000	Northeast Utilities(b)	918,212	2,354,880
13,000	NorthWestern Corp.	391,049	735,540
39,000	OGE Energy Corp.	481,892	1,383,720
14,000	Otter Tail Corp.	352,319	433,440
1,000	PG&E Corp.	33,930	53,240
15,000	Pinnacle West Capital Corp.	610,094	1,024,650
4,200	PPL Corp.	117,280	152,586
29,000	Public Service Enterprise Group Inc.	965,990	1,200,890
18,000	SCANA Corp.	646,320	1,087,200
38,000	The AES Corp.	378,832	523,260
2,000	The Empire District Electric Co.	41,522	59,480
40,000	The Southern Co.	1,178,050	1,964,400
15,000	Vectren Corp.	360,570	693,450
36,000	Westar Energy Inc.	763,859	1,484,640
9,000	Wisconsin Energy Corp.	154,181	474,660
32,000	Xcel Energy Inc.	541,913	1,149,440

		24,056,057	37,444,257

	Natural Gas Integrated — 4.0%
	Non U.S. Companies
80,000	Snam SpA	288,733	396,897

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Gas Integrated (Continued)
	U.S. Companies
7,000	Anadarko Petroleum Corp.	$651,245	$577,500
4,500	Apache Corp.	359,098	282,015
12,000	CONSOL Energy Inc.	452,508	405,720
1,000	Energen Corp.	30,935	63,760
13,000	Kinder Morgan Inc.	520,955	550,030
30,000	National Fuel Gas Co.	1,324,590	2,085,900
4,000	ONEOK Inc.	45,265	199,160
30,000	Spectra Energy Corp.	634,201	1,089,000

		4,307,530	5,649,982

	Natural Gas Utilities — 2.3%
	Non U.S. Companies
1,500	Enagas SA	37,053	47,528
1,890	GDF Suez	49,337	44,436
9,954	GDF Suez, ADR	302,490	231,903

	U.S. Companies
16,000	AGL Resources Inc.	637,055	872,160
10,000	Atmos Energy Corp.	246,554	557,400
2,400	Chesapeake Utilities Corp.	46,490	119,184
1,000	ONE Gas Inc.	6,172	41,220
4,500	Piedmont Natural Gas Co. Inc.	105,090	177,345
16,000	Southwest Gas Corp.	623,813	988,960
4,000	The Laclede Group Inc.	128,275	212,800

		2,182,329	3,292,936

	Oil — 1.1%
	Non U.S. Companies
1,000	PetroChina Co. Ltd., ADR	79,302	110,960
10,000	Petroleo Brasileiro SA, ADR	136,542	73,000
9,000	Royal Dutch Shell plc, Cl. A, ADR	460,931	602,550

	U.S. Companies
11,000	Atlas Resource Partners LP	208,463	117,700
2,000	Chevron Corp.	120,100	224,360
2,000	ConocoPhillips	57,018	138,120
3,000	Devon Energy Corp.	126,975	183,630
1,000	Exxon Mobil Corp.	45,500	92,450

		1,234,831	1,542,770

	Services — 2.2%
	Non U.S. Companies
10,000	ABB Ltd., ADR	123,092	211,500
115,000	Weatherford International plc†	1,608,531	1,316,750

	U.S. Companies
10,000	AZZ Inc	359,505	469,200
5,000	Cameron International Corp.†	298,025	249,750
200	Donaldson Co. Inc.	7,180	7,726

			Market
Shares		Cost	Value

7,000	Dresser-Rand Group Inc.†	$570,577	$572,600
3,500	Halliburton Co.	110,825	137,655
2,000	National Oilwell Varco Inc.	164,380	131,060

		3,242,115	3,096,241

	Water — 3.7%
	Non U.S. Companies
5,000	Consolidated Water Co. Ltd.	60,554	53,400
115,000	Severn Trent plc	2,667,241	3,595,541
37,090	United Utilities Group plc	366,828	529,527

	U.S. Companies
10,000	Aqua America Inc.	119,790	267,000
5,400	California Water Service Group	76,295	132,894
4,000	Middlesex Water Co.	75,033	92,240
17,000	SJW Corp.	287,492	546,040

		3,653,233	5,216,642

	Diversified Industrial — 1.4%
	Non U.S. Companies
9,000	Bouygues SA	300,585	326,497
15,800	Jardine Matheson Holdings Ltd.	858,553	963,010
17,000	Jardine Strategic Holdings Ltd.	566,077	581,400

	U.S. Companies
5,000	General Electric Co.	129,110	126,350

		1,854,325	1,997,257

	Environmental Services — 0.1%
	Non U.S. Companies
500	Suez Environnement Co.	0	8,734
12,000	Veolia Environnement SA	184,423	214,252

		184,423	222,986

	Independent Power Producers and Energy Traders — 0.2%
	U.S. Companies
9,000	NRG Energy Inc.	217,489	242,550

	TOTAL ENERGY AND UTILITIES	43,458,838	62,177,180

	COMMUNICATIONS — 28.5%
	Cable and Satellite — 10.6%
	Non U.S. Companies
10,000	Cogeco Inc.	195,069	525,908
6,782	Liberty Global plc, Cl. A†	167,814	340,490
17,630	Liberty Global plc, Cl. C†	420,368	851,705
59,000	Rogers Communications Inc., Cl. B	2,337,872	2,292,740
410,000	Sky Deutschland AG†	3,605,171	3,333,938
35,000	Sky plc	387,280	490,414

	U.S. Companies
120,000	Cablevision Systems Corp., Cl. A	2,042,015	2,476,800

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Cable and Satellite (Continued)
	U.S. Companies (Continued)
800	Charter Communications Inc., Cl. A†	$98,894	$133,296
13,000	Comcast Corp., Cl. A, Special	281,627	748,345
18,000	DIRECTV†	592,239	1,560,600
26,000	DISH Network Corp., Cl. A†	444,440	1,895,140
6,000	EchoStar Corp., Cl. A†	150,820	315,000

		10,723,609	14,964,376

	Telecommunications — 13.0%
	Non U.S. Companies
302	BCE Inc.	13,153	13,850
46,708	BCE Inc., Toronto	1,439,519	2,142,029
13,000	Belgacom SA	331,463	473,494
24,000	BT Group plc, ADR	797,407	1,487,760
40,000	Deutsche Telekom AG, ADR	658,775	635,600
29,651	Global Telecom Holding, GDR†	111,809	84,505
1,375,000	Koninklijke KPN NV	4,141,296	4,372,527
15,000	Koninklijke KPN NV, ADR	114,993	46,500
11,000	Manitoba Telecom Services Inc.	319,054	256,490
5,000	Orange SA, ADR	59,302	84,600
29,651	Orascom Telecom Media and Technology Holding SAE, GDR†(a)	43,481	25,796
100,000	Portugal Telecom SGPS SA	648,995	104,549
1,200	Swisscom AG	384,765	630,658
1,000	Swisscom AG, ADR	43,980	52,445
20,000	Telecom Italia SpA†	19,045	21,345
9,300	Telefonica Brasil SA, ADR	161,522	164,424
39,300	Telefonica Deutschland Holding AG	212,007	209,908
49,263	Telefonica SA, ADR	718,984	700,027
70,000	Telekom Austria AG	606,149	467,480
23,000	Telenet Group Holding NV†	1,047,596	1,292,343
16,000	VimpelCom Ltd., ADR	146,091	66,800

	U.S. Companies
27,000	AT&T Inc.	758,355	906,930
21,000	CenturyLink Inc.	658,367	831,180
60,000	Cincinnati Bell Inc.†	181,440	191,400
20,000	Level 3 Communications Inc.†	768,703	987,600
31,845	Sprint Corp.†	180,561	132,157
1,000	T-Mobile US Inc.†	22,694	26,940
41,725	Verizon Communications Inc.	1,709,411	1,951,895

		16,298,917	18,361,232

			Market
Shares		Cost	Value

	Wireless Communications — 4.9%
	Non U.S. Companies
1,000	America Movil SAB de CV, Cl. L, ADR	$15,150	$22,180
2,500,000	Cable & Wireless Communi-cations plc	1,634,622	1,934,226
30,800	Millicom International Cellular SA, SDR	2,221,141	2,301,441
4,000	Mobile TeleSystems OJSC, ADR	54,874	28,720
2,000	SK Telecom Co. Ltd., ADR	40,399	54,020
20,000	Turkcell Iletisim Hizmetleri A/S, ADR†	297,607	302,400
60,000	Vodafone Group plc, ADR	2,940,336	2,050,200

	U.S. Companies
100,000	NII Holdings Inc.†	156,693	1,850
7,500	United States Cellular Corp.†	264,225	298,725

		7,625,047	6,993,762

	TOTAL COMMUNICATIONS	34,647,573	40,319,370

	OTHER — 20.0%
	Aerospace — 1.4%
	Non U.S. Companies
10,000	Airbus Group NV	653,813	500,357
18,800	BBA Aviation plc	102,456	105,486
101,300	Rolls-Royce Holdings plc	830,752	1,373,612

		1,587,021	1,979,455

	Automotive: Parts and Accessories — 0.9%
	U.S. Companies
15,000	Cooper Tire & Rubber Co.	447,000	519,750
8,000	TRW Automotive Holdings Corp.†	815,140	822,800

		1,262,140	1,342,550

	Building and Construction — 0.0%
	Non U.S. Companies
500	Acciona SA†	25,414	34,003

	Business Services — 0.6%
	Non U.S. Companies
4,500	Sistema JSFC, GDR	89,030	23,445

	U.S. Companies
23,000	Diebold Inc.	750,926	796,720

		839,956	820,165

	Computer Software and Services — 0.4%
	U.S. Companies
20,000	Sapient Corp.†	493,100	497,600

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Consumer Products — 0.1%
	U.S. Companies
1,000	The Procter & Gamble Co.	$80,450	$91,090

	Electronics — 1.6%
	Non U.S. Companies
110,000	Sony Corp., ADR	2,105,643	2,251,700

	Entertainment — 2.6%
	Non U.S. Companies
20,000	Grupo Televisa SAB, ADR	600,626	681,200
118,000	Vivendi SA	3,007,680	2,954,248

		3,608,306	3,635,448

	Financial Services — 4.4%
	Non U.S. Companies
5,000	Deutsche Bank AG	163,568	150,100
15,000	Kinnevik Investment AB, Cl. A	421,004	498,361
60,000	Resona Holdings Inc.	329,523	306,512

	U.S. Companies
1,000	M&T Bank Corp.	112,548	125,620
9,500	National Interstate Corp.	271,444	283,100
54,000	Protective Life Corp.	3,753,383	3,761,100
2,000	The Bank of New York Mellon Corp.	74,160	81,140
1,000	The Goldman Sachs Group Inc.	160,212	193,830
15,000	The Hartford Financial Services Group Inc.	514,192	625,350
1,500	The PNC Financial Services Group Inc.	123,954	136,845
1,500	UGI Corp.	41,980	56,970

		5,965,968	6,218,928

	Food and Beverage — 5.3%
	Non U.S. Companies
120	Chocoladefabriken Lindt & Sprungli AG	604,646	595,293
4,000	Chr Hansen Holding A/S	151,648	178,278
70,000	Cott Corp.	516,151	481,600
40,000	Davide Campari-Milano SpA	346,184	249,755
1,000	Diageo plc	32,986	28,811
8,000	Diageo plc, ADR	1,006,046	912,720
7,500	Heineken NV	513,513	534,995
17,000	Nestlé SA	1,241,281	1,247,385
2,100	Pernod Ricard SA	247,861	234,443
1,000	Yakult Honsha Co. Ltd.	51,696	53,264

	U.S. Companies
6,000	General Mills Inc.	298,739	319,980

			Market
Shares		Cost	Value

8,000	McCormick & Co. Inc., Non-Voting	$565,286	$594,400
60,000	Safeway Inc.	2,076,255	2,107,200

		7,652,292	7,538,124

	Health Care — 0.9%
	U.S. Companies
11,000	Johnson & Johnson	1,057,604	1,150,270
4,000	Owens & Minor Inc.	140,388	140,440

		1,197,992	1,290,710

	Hotels and Gaming — 0.7%
	Non U.S. Companies
115,000	Genting Singapore plc	122,615	93,761
250,000	Mandarin Oriental International Ltd.	441,265	418,750

	U.S. Companies
10,000	Ryman Hospitality Properties Inc.	458,079	527,400

		1,021,959	1,039,911

	Machinery — 0.2%
	U.S. Companies
6,000	Xylem Inc.	173,899	228,420

	Metals and Mining — 0.3%
	U.S. Companies
4,000	Ampco-Pittsburgh Corp.	80,916	77,000
37,000	Peabody Energy Corp.	583,831	286,380

		664,747	363,380

	Real Estate — 0.2%
	Non U.S. Companies
6,000	Brookfield Asset Management Inc., Cl. A	149,494	300,780

	Specialty Chemicals — 0.2%
	U.S. Companies
2,800	International Flavors & Fragrances Inc.	272,200	283,808

	Transportation — 0.2%
	U.S. Companies
6,000	GATX Corp.	225,750	345,240

	TOTAL OTHER	27,326,331	28,261,312

	TOTAL COMMON STOCKS	105,432,742	130,757,862

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Schedule of Investments (Continued) — December 31, 2014

			Market
Shares		Cost	Value
	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
	U.S. Companies
1,600	Cincinnati Bell Inc., 6.750%, Ser. B	$36,882	$78,784

	WARRANTS — 0.0%
	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
	Non U.S. Companies
6,000	Bharti Airtel Ltd., expire 08/04/16†(a)	28,648	33,567

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.3%
	OTHER — 0.3%
	Building and Construction — 0.3%
	U.S. Companies
$500,000	Layne Christensen Co. 4.250%, 11/15/18(a)	500,000	403,750

	U.S. GOVERNMENT OBLIGATIONS — 7.3%
10,283,000	U.S. Treasury Bills, 0.000% to 0.060%††, 01/22/15 to 05/14/15(c)	10,282,419	10,282,530

TOTAL INVESTMENTS — 100.0%		$116,280,691	141,556,493

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$1,360,879	Rolls-Royce Holdings plc(d)	06/29/15	(5,015)
(100,000 Shares)
13,998	Rolls-Royce Holdings plc, Cl. C(d)	06/29/15	16

(9,000,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(4,999)

Market
Value

Other Assets and Liabilities (Net)	$237,351

PREFERRED STOCK
(1,032,428 preferred shares outstanding)	(51,621,400)

NET ASSETS — COMMON SHARES
(4,111,411 common shares outstanding)	$90,167,445

NET ASSET VALUE PER COMMON SHARE
($90,167,445 ÷ 4,111,411 shares outstanding)	$21.93

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $471,410 or 0.33% of total investments.

(b)	Securities, or a portion thereof, with a value of $1,233,540, were reserved and/or pledged with the custodian for equity contract for difference swap agreements.
(c)	At December 31, 2014, $2,000,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
(d)	At December 31, 2014, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	62.5%	$88,413,664
Europe	30.7	43,527,186
Japan	3.0	4,179,530
Asia/Pacific	2.7	3,882,767
Latin America	1.0	1,443,044
Africa/Middle East	0.1	110,302

Total Investments	100.0%	$141,556,493

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $116,280,691)	$141,556,493
Cash	89,421
Dividends and interest receivable	355,512
Deferred offering expense	7,039
Prepaid expenses	4,392
Unrealized appreciation on swap contracts	16

Total Assets	142,012,873

Liabilities:
Distributions payable	25,811
Payable for payroll expenses	45,209
Payable for investment advisory fees	60,430
Payable for accounting fees	11,250
Payable for legal and audit fees	47,000
Payable for shareholder communications expenses	18,266
Unrealized depreciation on swap contracts	5,015
Other accrued expenses	11,047

Total Liabilities	224,028

Preferred Shares:
Series A Cumulative Preferred Shares ($50 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,032,428 shares issued and outstanding)	51,621,400

Net Assets Attributable to Common Shareholders	$90,167,445

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$65,357,812
Distributions in excess of net investment income	(19,524)
Accumulated distributions in excess of net realized gain on investments, swaps contracts, and foreign currency transactions	(437,156)
Net unrealized appreciation on investments	25,275,802
Net unrealized depreciation on swap contracts	(4,999)
Net unrealized depreciation on foreign currency translations	(4,490)

Net Assets	$90,167,445

Net Asset Value per Common Share:
($90,167,445 ÷ 4,111,411 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$21.93

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $123,630)	$4,801,007
Interest	35,361

Total Investment Income	4,836,368

Expenses:
Investment advisory fees	723,224
Payroll expenses	120,391
Shareholder communications expenses	77,486
Offering expense for issuance of common and preferred shares	61,189
Trustees’ fees	58,500
Custodian fees	57,034
Legal and audit fees	50,147
Accounting fees	45,000
Shareholder services fees	29,031
Interest expense	495
Miscellaneous expenses	62,534

Total Expenses	1,285,031

Net Investment Income	3,551,337

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	2,074,468
Net realized loss on swap contracts	(486,377)
Net realized gain on foreign currency transactions	28,278

Net realized gain on investments, swap contracts, and foreign currency transactions	1,616,369

Net change in unrealized appreciation/depreciation:
on investments	169,780
on swap contracts	(39,945)
on foreign currency translations	146,479

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	276,314

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	1,892,683

Net Increase in Net Assets Resulting from Operations	5,444,020

Total Distributions to Preferred Stock Shareholders	(2,297,153)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,146,867

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$3,551,337	$1,879,740
Net realized gain on investments, swap contracts, and foreign currency transactions	1,616,369	1,058,396
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	276,314	13,413,211

Net Increase in Net Assets Resulting from Operations	5,444,020	16,351,347

Distributions to Preferred Shareholders:
Net investment income	(1,249,038)	(1,056,355)
Net realized short term gain	(414,713)	(233,338)
Net realized long term gain	(633,402)	(370,761)

Total Distributions to Preferred Shareholders	(2,297,153)	(1,660,454)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,146,867	14,690,893

Distributions to Common Shareholders:
Net investment income	(1,601,855)	(921,180)
Net realized short term gain	(540,471)	(203,480)
Net realized long term gain	(825,048)	(323,316)
Return of capital	(1,969,881)	(2,887,703)

Total Distributions to Common Shareholders	(4,937,255)	(4,335,679)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	—	19,099,918
Net increase in net assets from common shares issued upon reinvestment of distributions	—	48,052
Net decrease in net assets from repurchase of common shares	(144,665)	(221,932)
Rights offering costs for common shares charged to paid-in capital	(250)	(434,853)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(144,915)	18,491,185

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(1,935,303)	28,846,399

Net Assets Attributable to Common Shareholders:
Beginning of year	92,102,748	63,256,349

End of year (including undistributed net investment income of $0 and $0, respectively)	$90,167,445	$92,102,748

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2014		2013	2012		2011	2010
Operating Performance:
Net asset value, beginning of year	$22.36		$20.44	$20.57		$20.49	$19.87

Net investment income	0.86		0.44	0.51		0.57	0.48
Net realized and unrealized gain on investments, swap contracts, and foreign currency transactions	0.47		4.13	0.56		0.71	1.34

Total from investment operations	1.33		4.57	1.07		1.28	1.82

Distributions to Preferred Shareholders:
Net investment income	(0.30)		(0.29)	—		—	—
Net realized gain	(0.26)		(0.17)	—		—	—

Total distributions to preferred shareholders	(0.56)		(0.46)	—		—	—

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.77		4.11	1.07		1.28	1.82

Distributions to Common Shareholders:
Net investment income	(0.39)		(0.25)	(0.55)		(0.60)	(0.67)
Net realized gain	(0.33)		(0.15)	(0.32)		(0.39)	(0.02)
Return of capital	(0.48)		(0.80)	(0.33)		(0.21)	(0.51)

Total distributions to common shareholders	(1.20)		(1.20)	(1.20)		(1.20)	(1.20)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—		0.01	(0.00	)(a)	0.00 (a)	—
Decrease in net asset value from common shares issued in rights offering	—		(0.88)	—		—	—
Decrease in net asset value from repurchase of common shares	(0.00	)(a)	—	—		—	—
Offering expenses charged to paid-in-capital	(0.00	)(a)	(0.12)	—		—	—

Total capital share transactions	(0.00	)(a)	(0.99)	(0.00	)(a)	0.00 (a)	—

Net Asset Value, End of Year	$21.93		$22.36	$20.44		$20.57	$20.49

NAV total return †	3.53%		21.54%	5.42%		6.39%	9.60%

Market value, end of year	$19.43		$20.04	$20.88		$21.08	$20.31

Investment total return *	2.98%		7.32%	5.09%		10.12%	11.24%

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$141,789	$143,724	—	—	—
Net assets attributable to common shares, end of year (in 000’s)	$90,167	$92,103	$63,256	$63,334	$62,981
Ratio of net investment income to average net assets attributable to common shares	3.85%	2.40%	2.50%	2.75%	2.46%
Ratio of operating expenses to average net assets attributable to common shares	1.39%	1.22%	1.24%	1.36%	1.65%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	0.89%	0.74%	—	—	—
Portfolio turnover rate	26.6%	28.2%	6.0%	5.9%	7.8%
Preferred Shares:
Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$51,621	$51,621	—	—	—
Total shares outstanding (in 000’s)	1,032	1,032	—	—	—
Liquidation preference per share	$50.00	$50.00	—	—	—
Average market value(b)	$50.55	$50.88	—	—	—
Asset coverage per share	$137.34	$139.21	—	—	—
Asset Coverage	275%	278%	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates and adjustments for the rights offering.
*

Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan and adjustments for the rights offering.

(a)	Amount represents less than $0.005 per share.
(b)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on May 28, 2004.

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to pay periodic dividends.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$130,757,862	—	$130,757,862
Convertible Preferred Stocks (a)	78,784	—	78,784
Warrants (a)	—	$33,567	33,567
Convertible Corporate Bonds (a)	—	403,750	403,750
U.S. Government Obligations	—	10,282,530	10,282,530
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$130,836,646	$10,719,847	$141,556,493
OTHER FINANCIAL INSTRUMENTS:*
Assets (Unrealized Appreciation):
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$16	$16
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	(5,015)	(5,015)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(4,999)	$(4,999)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Fund did not have Level 3 investments at December 31, 2014.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2014 are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2014 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:

$1,360,879 (100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/29/15	$(5,015)
13,998 (9,000,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	6/29/15	16

				$(4,999)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2014 had an average monthly notional amount of approximately $1,519,222.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At December 31, 2014, the Fund held no forward foreign exchange contracts.

The Fund’s volume of activity in forward foreign currency contracts while held until May 28, 2014, had an average monthly notional amount of approximately $11,026,567.

At December 31, 2014, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Assets
Equity Contract for Difference Swap Agreement	$16	—	$(16)	—	—

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Forward Foreign Exchange Contracts	$(5,015)	—	$16	—	$(4,999)

As of December 31, 2014, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2014, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts. For the year ended December 31, 2014, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, reclassification of swaps, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease undistributed net investment income by $405,621 and decrease distributions in excess of net realized loss on investments, swaps contracts, and foreign currency transactions by $457,022, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term gains)	$2,142,326	$1,663,751	$1,124,660	$1,289,693
Net long term capital gains	825,048	633,402	323,316	370,761
Return of capital	1,969,881	—	2,887,703	—

Total distributions paid	$4,937,255	$2,297,153	$4,335,679	$1,660,454

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$24,933,012
Qualified late year loss deferral*	(102,935)
Other temporary differences**	(20,444)

Total	$24,809,633

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year.
**	Other temporary differences were primarily due to current year dividends payable and mark-to market adjustments on swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$116,613,992	$30,443,393	$(5,500,892)	$24,942,501

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, currently equal on an annual basis to 0.50% of the value of the Fund’s average weekly total assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $21,114 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2014, the Fund paid or accrued $120,391 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $45,467,047 and $33,182,879, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2014, the Fund repurchased and retired 7,123 common shares in the open market at a cost of $144,665 and an average discount of approximately 10.90% from its NAV. During the year ended December 31, 2013, the Fund repurchased and retired 11,178 shares in the open market at a cost of $221,932 and an average discount of approximately 10.83% from its NAV.

Transactions in common shares of beneficial interest were as follows for the years ended December 31, 2014 and 2013:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Increase from common shares issued in rights offering	—	—	1,032,428	$19,099,918
Net increase from common shares issued upon reinvestment of distributions	—	—	2,219	48,052
Net decrease in net assets from repurchase of common shares	(7,123)	$(144,665)	(11,178)	(221,932)

Net increase/decrease	(7,123)	$(144,665)	1,023,469	$18,926,038

A shelf registration authorizing the offering of $100 million of common shares, preferred shares, notes and subscription rights for common or preferred shares was declared effective by the SEC on April 3, 2013.

The Fund distributed transferable rights for each of the 3,097,284 common shares outstanding. Three rights were required to purchase one additional common share and one newly issued Series A Cumulative Puttable and Callable Preferred Share (“Series A Preferred”) at the combined subscription price of $68.50 (consisting of $18.50 for each common share plus $50.00 for each Series A Preferred share). On June 19, 2013, the Fund issued 1,032,428 common shares and 1,032,428 Series A Preferred, receiving $70,286,465, after the deduction

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

of offering expenses and solicitation fees of $369,721 and $65,132, respectively. The NAV per share of the Fund was reduced by approximately $1.00 as a result of the issuance of common shares below NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The liquidation value of Series A Preferred is $50 per share. The Series A Preferred has an initial annual dividend rate of 6.00% for the four dividend periods beginning in September 2013 ending on or prior to June 26, 2014, and 3.00% for the subsequent eight dividend periods ending on or prior to June 26, 2016. At that time, the Board will determine a fixed annual dividend rate that will apply for all subsequent dividend periods, which will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%. The Fund will redeem all or any part of the Series A Preferred that holders have properly submitted for redemption during the thirty day period prior to each of June 26, 2015 and June 26, 2018 at the liquidation value plus any accumulated and unpaid dividends. The Series A Preferred is noncallable before June 19, 2018. At December 31, 2014, 1,032,428 Series A Preferred were outstanding and accrued dividends amounted to $25,811.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

The Gabelli Global Utility & Income Trust

Notes to Financial Statements (Continued)

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Utility & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2015

The Gabelli Global Utility & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustees[4]

INTERESTED TRUSTEE[3] :

Salvatore M. Salibello, CPA Trustee Age: 69	Since 2004*	3	Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLC (2012-2013); Senior Partner of Salibello & Company (consulting)	Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 79	Since 2004***	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 76	Since 2004*	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 74	Since 2004**	5	Chairman of Mittel Capital Markets S.p.A.(2001-2008); Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 71	Since 2004**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Michael J. Melarkey Trustee Age: 65	Since 2004**	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie; Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 69	Since 2004***	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Utility & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2004	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Vice President and Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

David I. Schachter Vice President Age: 61	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Adam E. Tokar Vice President and Ombudsman Age: 34	Since 2011	Vice President of the Gabelli Healthcare & WellnessRx Trust since 2011; Assistant Vice President and Ombudsman of The Gabelli Healthcare & WellnessRx Trust 2007-2010

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an “interested person” of the Fund as a result of having been a partner in an accounting firm that provided professional services to affiliates of the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2014

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	01/24/14	01/17/14	$0.10000	$0.04353	$0.01657	$0.03990	$19.51380
	02/21/14	02/14/14	0.10000	0.04353	0.01657	0.03990	19.95060
	03/24/14	03/17/14	0.10000	0.04353	0.01657	0.03990	19.74180
	04/23/14	04/15/14	0.10000	0.04353	0.01657	0.03990	19.95010
	05/22/14	05/15/14	0.10000	0.04353	0.01657	0.03990	20.48050
	06/23/14	06/16/14	0.10000	0.04353	0.01657	0.03990	20.75420
	07/24/14	07/17/14	0.10000	0.04353	0.01657	0.03990	20.53350
	08/22/14	08/15/14	0.10000	0.04353	0.01657	0.03990	20.35470
	09/23/14	09/16/14	0.10000	0.04353	0.01657	0.03990	19.49520
	10/24/14	10/17/14	0.10000	0.04353	0.01657	0.03990	18.71550
	11/20/14	11/13/14	0.10000	0.04353	0.01657	0.03990	19.74510
	12/19/14	12/12/14	0.10000	0.04353	0.01657	0.03990	19.21630

			$1.20000	$0.52236	$0.19884	$0.47880
Series A Cumulative Preferred Stock
	03/26/14	03/19/14	$0.75000	$0.54320	$0.20680
	06/26/14	06/19/14	0.75000	0.54320	0.20680
	09/26/14	09/19/14	0.37500	0.27160	0.10340
	12/26/14	12/18/14	0.37500	0.27160	0.10340

			$2.25000	$1.62960	$0.62040

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2014 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term capital gain distributions for the fiscal year ended December 31, 2014 were $1,458,450, or the maximum amount.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2014

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders an ordinary income dividends of $0.522 per share in 2014. For the year ended December 31, 2014, 47.43% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, The percentage of ordinary income dividends paid by the Fund during 2014 derived from U.S. Government securities was 0.24%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 7.25%. For the year ended December 31, 2014, 0.91% of the ordinary income dividend was qualified interest income and 100% was qualified short term capital gain.

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Shares
2014	$0.39216	$0.13020	$0.19884	$0.47880	$1.20000	$0.47880
2013	0.25440	0.05760	0.09120	0.79680	1.20000	0.79680
2012	0.55224	0.02688	0.28800	0.33288	1.20000	0.33288
2011	0.61644	0.00348	0.36804	0.21204	1.20000	0.21204
2010	0.54838	0.12308	0.01906	0.50948	1.20000	0.50948
2009	0.53040	—	—	0.66960	1.20000	0.66960
2008	0.63471	0.07875	0.40064	0.08590	1.20000	0.08590
2007	0.30220	0.28180	0.94600	—	1.53000	—
2006	0.56420	0.09180	0.54400	—	1.20000	—
2005	0.63370	0.15660	0.65970	—	1.45000	—
2004	0.26099	0.07758	—	0.26143	0.60000	0.26143

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Utility & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Global Utility & Income Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842–3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Utility & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent —we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.” The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGLUX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL UTILITY & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

TRUSTEES

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Salvatore M. Salibello, CPA

Partner,

Salibello & Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President

Adam E. Tokar

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GLU Q4/2014

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for 2013 and $41,200 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,770 for 2013 and $3,880 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,500 for 2013 and $0 for 2014. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,060 for 2013 and $304,860 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.  VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.  Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.  If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.  In the case of a proxy contest, records are maintained for each opposing entity.

9.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

—	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment
—	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2014. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies:	26	26.5B	6	5.3B
	Other Pooled Investment Vehicles:	15	634.6M	13	626.7M
	Other Accounts:	1,658	18.7B	23	2.4B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.  As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.  Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.  At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.  A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2014.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/14 through 07/31/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Month #2 08/01/14 through 08/31/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Month #3 09/01/14 through 09/30/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Month #4 10/01/14 through 10/31/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Month #5 11/01/14 through 11/30/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Month #6 12/01/14 through 12/31/14	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 4,111,411 Preferred Series A – 1,032,428
Total	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Global Utility & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2015

* Print the name and title of each signing officer under his or her signature.